Corporate income taxes	9 Months Ended
Jul. 31, 2019
Text block [abstract]
Corporate income taxes
21.	Corporate income taxes

In November 2016, the Bank received a federal reassessment of $179 million for tax and interest as a result of the Canada Revenue Agency denying the tax deductibility of certain Canadian dividends received during the 2011 taxation year. In August 2017, the Bank received a reassessment of $185 million for tax and interest for the 2012 taxation year. The circumstances of the dividends subject to the reassessments are similar to those prospectively addressed by recently enacted rules which had been introduced in the 2015 Canadian federal budget. In June 2018, the Bank received a reassessment for $211 million for tax and interest in respect of the same circumstances for the 2013 taxation year. The Bank is confident that its tax filing position was appropriate and in accordance with the relevant provisions of the Income Tax Act (Canada), and intends to vigorously defend its position.